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                                                                   EXHIBIT 99(c)



                            ANADARKO FINANCE COMPANY


                          NOTICE OF GUARANTEED DELIVERY

         This form or one substantially equivalent to this form must be used to accept the offer (the "Exchange Offer") of Anadarko Finance Company to exchange
(i) an aggregate principal amount of up to $950,000,000 of its 6 3/4% Series B Senior Notes due 2011 (the "10-Year New Notes"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its issued and outstanding 6 3/4% Series A Senior Notes due 2011 (the "10-Year Old Notes"), which were issued in offerings under Rule 144A and Regulation S of the Securities Act that were not registered under the Securities Act and (ii) an aggregate principal amount of up to $900,000,000 7 1/2% Series B Senior Notes due 2031 (the "30-Year New Notes" and together with the 10-Year New Notes, the "New Notes"), the issuance of which has been registered under the Securities Act, for a like principal amount of its issued and outstanding 7 1/2% Series A Senior Notes due 2031 (the "30-Year Old Notes" and together with the 10-Year Old Notes, the "Old Notes"), which were issued in offerings under Rule 144A and Regulation S of the Securities Act that were not registered under the Securities Act. The Exchange Offer will expire at 5:00 p.m., New York City time, on ____________, 2001, unless extended (as it may be extended, the "Expiration Date"). As described in the enclosed Prospectus, dated _____________, 2001 (the "Prospectus"), if you are a registered holder of Old Notes and wish to tender your Old Notes, but (1) the certificates for Old Notes are not immediately available, (2) time will not permit your certificates for Old Notes or other required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent"), before the Expiration Date or (3) the procedure for book-entry transfer cannot be completed before the Expiration Date, you may effect a tender of your Old Notes if (1) the tender is made through an Eligible Guarantor Institution (as defined in the Prospectus under the caption "The Exchange Offer?Procedures for Tendering Old Notes"); (2) prior to the Expiration Date, the Exchange Agent receives from an Eligible Guarantor Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the amount of Old Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery. These documents may be sent by overnight courier, registered or certified mail or facsimile transmission. If you elect to use this procedure, you must also guarantee that within three New York Stock Exchange, Inc., ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Prospectus under the caption "The Exchange Offer?Procedures for Tendering Old Notes") of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company (including the Agent's Message (as defined in the Prospectus under the caption "The Exchange Offer?Procedures for Tendering Old Notes") that forms a part of the Book-Entry Confirmation), as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other documents required by the Letter of Transmittal, will be deposited by the Eligible Guarantor Institution with the Exchange Agent; and (3) the Exchange Agent receives the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation of transfer of the Old Notes into the Exchange Agent's account at The Depository Trust Company, as the case may be, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, and all other required documents or, in the case of a Book-Entry Confirmation, a properly completed and duly executed Letter of Transmittal, with any required signature guarantees, or an Agent's Message instead of the Letter of Transmittal, in each case, within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery.

                Delivery to: THE BANK OF NEW YORK, Exchange Agent

     By Regular or Certified Mail:                    By Facsimile                   By Overnight Courier or Hand:
                                          (Eligible Guarantor Institutions Only)
         The Bank of New York                     The Bank of New York                   The Bank of New York
      101 Barclay Street, 21 West              101 Barclay Street, 21 West            101 Barclay Street, 21 West
          New York, NY 10286                       New York, NY 10286                     New York, NY 10286
      Attention: Corporate Trust               Attention: Corporate Trust             Attention: Corporate Trust
            Administration                           Administration                         Administration
                                                   Fax: (212) 815-5915

                                                   To Confirm by Telephone
                                                  or for Information Call:
                                                    The Bank of New York
                                                 101 Barclay Street, 21 West
                                                     New York, NY 10286
                                                 Attention: Corporate Trust
                                                       Administration
                                                    Phone: (212) 815-3750

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         DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS
OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE.



Ladies and Gentlemen:

         Subject to the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to Anadarko Finance Company the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."



                             CERTIFICATE NOS. (IF KNOWN) OF
                              OLD NOTES OR ACCOUNT NO. AT
                                  THE DEPOSITORY TRUST                 AGGREGATE PRINCIPAL          AGGREGATE PRINCIPAL
     TITLE OF SERIES*                  COMPANY                         AMOUNT REPRESENTED           AMOUNT TENDERED**
     ----------------        ------------------------------            ------------------           -------------------








         ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.



                                PLEASE SIGN HERE





X
             ----------------------                             ------------

X
             ----------------------                             ------------
             Signature(s) of Owner(s)                               Date
             or Authorized Signatory
             Area Code and Telephone Number:  (      )
                                              ------------------------------

         Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.


-----------

*Either "6 3/4% Notes due 2011" or "7 1/2% Notes due 2031."

**Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

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                      PLEASE PRINT NAME(S) AND ADDRESS(ES)



Name(s):
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Capacity:
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Address(es):
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                                    GUARANTEE
                    (Not to be used for signature guarantee)



         The undersigned, an Eligible Guarantor Institution, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures," together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three NYSE trading days after the Expiration Date.



------------------------------------          ---------------------------------
            Name of Firm                              Authorized Signature


------------------------------------          ---------------------------------
             Address                                        Title



                                         Name:
------------------------------------          ---------------------------------
            Zip Code                                  (Please Type or Print)



Area Code and Tel. No.                   Dated:
                     ---------------          ---------------------------------


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR OLD NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.



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